UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2022

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of the Company has appointed Kelly Benton, 46, as the Vice President and Controller of the Company effective January 3, 2022. Ms. Benton will serve as the Company’s principal accounting officer.

Prior to Ms. Benton’s employment with the Company, Ms. Benton was employed by RaceTrac, Inc., in Atlanta, Georgia, where she served as Vice President of Accounting since 2011.  Prior to that, Ms. Benton was with Ernst & Young from 2002 to 2011.  Ms. Benton is licensed as a Certified Public Accountant in Georgia and holds a bachelor’s degree in accounting from Wofford College.

There is no arrangement or understanding between Ms. Benton and any other person pursuant to which she is being appointed as Vice President and Controller.  There are no family relationships between Ms. Benton and any director or executive officer of the Company and there are no relationships or related transactions between Ms. Benton and the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Benton’s appointment as Vice President and Controller, Ms. Benton will be eligible to receive compensation on the following terms:

•	an annual base salary of $350,000;
•	a sign-on bonus of $100,000;
•	additional $100,000 bonus if still employed on January 3, 2023;
•	participation in the Company’s annual incentive plan, with the current target bonus set at 50 percent of Ms. Benton’s base salary;
•

participation in the Company’s long-term equity incentive plan with a target award of 60 percent of Ms. Benton’s base salary comprised of the same mix of awards as executive officers of the Company (currently 50 percent of the long-term incentive opportunity awarded as performance stock units, 25 percent awarded as restricted stock and 25 percent awarded as stock options);

•	long-term equity incentive compensation will be subject to determination by the Compensation Committee of the Company’s Board; and
•	participation in the employee benefit programs generally made available to the Company’s executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.
Date: January 4, 2022	/s/ Douglas L. Col
Douglas L. Col Executive Vice President and Chief Financial Officer (Principal Financial Officer)